GoodHaven Fund
Schedule of Investments
February 28, 2026 (Unaudited)

COMMON STOCKS - 89.7%	Shares	Value
Automobile Retailers - 2.1%
Asbury Automotive Group, Inc. (a)	25,003	$5,345,141

Banks-Diversified - 7.1%
Bank of America Corp.	319,500	15,920,685
JPMorgan Chase & Co.	8,000	2,402,400
		18,323,085

Capital Markets - 4.2%
Jefferies Financial Group, Inc.	242,512	10,767,533

Diversified Holding Companies - 16.8%
Berkshire Hathaway, Inc. - Class B (a)	85,800	43,324,710

General Building Materials - 4.0%
Builders FirstSource, Inc. (a)	99,400	10,366,426

Home Builder - 5.2%
Lennar Corp. - Class B	103,762	11,074,518
Toll Brothers, Inc.	15,000	2,358,600
		13,433,118

Industrial Conglomerate - 5.3%
EXOR NV	156,362	13,736,710

Interactive Media & Services - 10.2%
Alphabet, Inc. - Class C	84,200	26,222,406

Investment Management - 6.9%
Brookfield Corp.	231,822	10,163,076
KKR & Co., Inc.	85,000	7,452,800
		17,615,876

Oil & Gas Equipment & Services - 6.6%
TerraVest Industries, Inc.	158,300	17,067,689

Oil & Gas Exploration & Production - 8.3%
Devon Energy Corp.	329,161	14,328,379
Vitesse Energy, Inc.	361,430	6,979,213
		21,307,592

Oil & Gas Infrastructure - 1.1%
Hess Midstream LP - Class A	75,667	2,926,800

Property/Casualty Insurance - 8.8%
Chubb Ltd.	44,500	15,168,270
The Progressive Corp.	35,000	7,478,100
		22,646,370

Technology Distributors - 3.1%
Arrow Electronics, Inc. (a)	51,438	7,826,806
TOTAL COMMON STOCKS (Cost $115,066,300)		230,910,262

WARRANTS - 1.7%	Contracts	Value
Oil & Gas Exploration & Production - 1.7%
Occidental Petroleum Corp., Expires 08/03/2027, Exercise Price $22.00 (a)	138,522	4,301,108
TOTAL WARRANTS (Cost $4,289,962)		4,301,108

PREFERRED STOCKS - 1.5%	Shares	Value
Government Agency - 1.5%
Federal National Mortgage Association	–	$–
Series N, 5.50%, Perpetual	31,037	589,703
Series R, 7.63%, Perpetual	69,980	780,277
Series T, 8.25%, Perpetual	216,881	2,472,443
TOTAL PREFERRED STOCKS (Cost $820,675)		3,842,423

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 5.4%	Par	Value
3.54%, 04/09/2026 (b)	4,000,000	3,984,726
3.60%, 05/07/2026 (b)	10,000,000	9,934,184
TOTAL U.S. TREASURY BILLS (Cost $13,918,370)		13,918,910

TOTAL INVESTMENTS - 98.3% (Cost $134,095,307)		252,972,703
Money Market Deposit Account - 1.6% (c)		4,152,699
Other Assets in Excess of Liabilities - 0.1%		223,603
TOTAL NET ASSETS - 100.0%		$257,349,005

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield as of February 28, 2026.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2026 was 3.36%.

GoodHaven Fund
Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

GoodHaven Fund (the "Fund") utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$230,910,262	$–	$–	$230,910,262
Warrants	4,301,108	–	–	4,301,108
Preferred Stocks	3,842,423	–	–	3,842,423
U.S. Treasury Bills	–	13,918,910	–	13,918,910
Total Investments	$239,053,793	$13,918,910	$–	$252,972,703

Refer to the Schedule of Investments for the industry and security type breakouts.